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                                                                     EXHIBIT 4.3


                             CERTIFICATE OF TRUST
                                      OF
                             IBC CAPITAL FINANCE

     This Certificate of Trust of IBC CAPITAL FINANCE (the "Trust"), dated November 7, 1996, is being duly executed and filed by Wilmington Trust
Company, a Delaware banking corporation, Charles C. Van Loan, William R. Kohls, and James J. Twarozynski, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).



1.   NAME.  The name of the business trust formed hereby is IBC Capital
     Finance.

2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attn:
     Corporate Trust Administration.

3. EFFECTIVE DATE. This Certificate of Trust shall be effective on November , 1996.

     IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, has executed this Certificate of Trust as of the date first above written.

                                        WILMINGTON TRUST COMPANY,
                                        as trustee

                                        By: /s/ Norma Closs
                                           ---------------------------------
                                            Name:  Norma Closs
                                            Title: Vice President


                                            /s/ Charles C. Van Loan
                                        ------------------------------------
                                        CHARLES C. VAN LOAN, as Trustee




                                            /s/ William R. Kohls
                                        ------------------------------------
                                        WILLIAM R. KOHLS, as Trustee



                                            /s/ James J. Twarozynski
                                        ------------------------------------
                                        JAMES J. TWAROZYNSKI, as Trustee